Exhibit 99.1

PRESS RELEASE

For Immediate Release – July 19, 2005

FOR MORE INFORMATION, CONTACT:
John A. Scaldara, Jr., President and COO
(410) 423-8012
      or
James P. Radick, CFO
(410) 423-8020

Columbia Bancorp Reports an Increase in Year-to-Date Net Income of 25.9%.

        Columbia, Maryland (July 19, 2005) — Columbia Bancorp (Nasdaq: CBMD), parent company of The Columbia Bank (the “Bank”), today announced net income for the six months ended June 30, 2005 of $7.67 million compared to $6.09 million for the same period during 2004, an increase of 25.9%. Fully diluted earnings per share increased 29.3%, from $.82 for the first half of 2004 to $1.06 in 2005. Returns on average equity were 17.11% and 13.93% for the six months ended June 30, 2005 and 2004, respectively. Return on average assets was 1.26% for the six months ended June 30, 2005 compared to 1.16% for the same period in 2004.

        Net income for the second quarter 2005 totaled $3.84 million compared to $3.11 million for the second quarter 2004, a 23.4% increase. Fully diluted earnings per share for the quarter increased 28.6% to $.54 for 2005 compared to $.42 for 2004. Returns on average equity for the second quarter 2005 and 2004 were 17.08% and 14.07%, respectively. Returns on average assets for the second quarter 2005 and 2004 were 1.23% and 1.16%, respectively.

SECOND QUARTER FINANCIAL HIGHLIGHTS

•	Total assets ($1.28 billion), loans, net of unearned income ($1.03 billion) and customer funding sources ($1.14 billion) reached record levels at June 30, 2005 and represented growth since June 30, 2004 of 13.9%, 14.4% and 13.6%, respectively. During the first half of 2005, loans, net of unearned income, and customer funding sources grew at annualized rates of 16.9% and 22.0%, respectively.
•	Net interest income (FTE) increased $2.92 million, or 26.7%, over the second quarter of 2004 and increased $4.98 million, or 22.8%, over the first six months of 2004.

•	The net interest margin (FTE) improved to 4.64% during the second quarter of 2005 as compared to 4.29% during second quarter 2004 and 4.56% during the first quarter of 2005.
•	The efficiency ratio (FTE) improved to 56.13% for the second quarter of 2005 compared to 58.71% for the same period of 2004.
•	Non-performing assets decreased to .09% of total assets at June 30, 2005 compared to .13% at June 30, 2004.

DETAILED REVIEW OF FINANCIAL PERFORMANCE

        Total assets at June 30, 2005 were $1.28 billion, representing growth of $157.20 million, or 13.9%, since June 30, 2004. Loans, net of unearned income, totaled $1,029.57 million compared to $900.32 million at June 30, 2004, representing growth of $129.25 million, or 14.4%. Growth in the loan portfolio since June 30, 2004 was primarily bolstered by continued strength in the Company’s real estate development and construction activities and , to a lesser extent, in commercial lending and consumer lending activities. Specifically, the real estate development and construction portfolio increased $98.00 million (31.2%), the commercial portfolio, inclusive of commercial mortgage loans, increased $14.51 million (3.8%) and the consumer portfolio increased $13.96 million (7.6%). Customer funding sources, representing deposits plus other short-term borrowings from core customers, increased 13.6% to $1.14 billion at June 30, 2005. Shareholders’ equity also rose to $91.33 million or 3.7% at June 30, 2005.

        Operating performance through June 30, 2005 was primarily driven by a net interest income (FTE) increase of 26.7% during the second quarter 2005 and 22.8% during the six months ended June 30, 2005 as compared to the corresponding periods of 2004, as a result of continued growth in earning assets, most specifically, the loan portfolio. The Company remained asset sensitive at June 30, 2005 and has benefited from the Federal Reserve’s actions to increase short-term rates. As a result, the net interest margin (FTE) increased .35% during the second quarter 2005 as compared to the second quarter 2004 and ..22% during the six months ended June 30, 2005 as compared to the same period in 2004. The potential ongoing benefit to the Company, from a rising interest rate environment, may be diminished depending upon the extent to which market forces influence increases in the cost of funding sources. This increase in net interest income more than offset a decline in non-interest income of $120,000, or 6.3% for the second quarter and $245,000 or 6.7% for the first half of 2005 as compared to the same period in 2004, primarily resulting from a decline in deposit service charges, including lower fees charged on overdraft deposit accounts and commercial account analysis charges. Mortgage-banking activities slowed somewhat resulting in a decline in corresponding revenues of $111,000 and $109,000 during the second quarter 2005 and six months ended June 30, 2005, respectively. Commission revenue on financial services sales served to partially offset the impact of the decline in deposit service charges and mortgage activity with increases of 33.6% for the second quarter and 35.4% for the first six months of 2005 compared to the same periods in 2004.

        Non-interest expense rose 16.4% and 11.4% for the second quarter and six months ended June 30, 2005, respectively, as compared to the corresponding periods in 2004. The increase for the quarter and, on a year-to-date basis, was primarily due to an increase in salary and benefit expense reflecting additional staffing costs and increased costs associated with the Company’s Deferred Compensation Plan which are largely determined by appreciation in the Company’s stock. Despite the overall increase in operating expenses, the efficiency ratio (FTE) improved to 55.51% for the six months ended June 30, 2005 compared to 59.06% for the same period in 2004.

        Asset quality remained very strong at June 30, 2005, with non-performing assets and past-due loans totaling $1.17 million. As of June 30, 2005, non-performing assets and past-due loans represented only .09% of total assets. The ratio of non-performing loans and past-due loans to total loans improved from .13% at June 30, 2004 to .11% at June 30, 2005. Net charge-offs totaled $20,000 during the second quarter of 2005. Net recoveries for the six months ended June 30, 2005 totaled $53,000 compared to net charge-offs of $87,000 for the six months ended June 30, 2004. At June 30, 2005, the allowance for credit losses totaled $12.45 million, or 1.21% of loans, compared to $11.24 million, or 1.25% of loans at June 30, 2004.

ABOUT COLUMBIA BANCORP

        Columbia Bancorp, headquartered in Columbia, Maryland, is a bank holding company and parent company of The Columbia Bank, a commercial bank. The Columbia Bank currently operates twenty-four banking offices in the Baltimore/Washington Corridor and provides a full range of financial services to consumers and businesses. Columbia Bancorp’s Common Stock is traded on the National Market tier of The Nasdaq Stock MarketSM under the symbol “CBMD”.

NON-GAAP PRESENTATION

        This press release includes disclosure and discussion of the net interest margin and efficiency ratio that are reported on a fully tax-equivalent basis (“FTE”). These amounts and ratios are non-GAAP financial measures as defined in Securities and Exchange Commission (“SEC”) Regulation G and Item 10 of SEC Regulation S-K. Management believes that these measures are better indicators of operating performance than the GAAP-based ratios and better tools for managing net interest income, non-interest income, and non-interest expenses. A complete reconciliation of the GAAP-based and non-GAAP information included in this press release is provided in the following schedules. Non-GAAP information presented by other companies may not be comparable to that presented herein, since each company may define non-GAAP measures differently.

FORWARD-LOOKING STATEMENTS

        Certain statements contained in this Press Release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements are based on Columbia Bancorp’s current intent, belief and expectations. These statements are not guarantees of future performance and are subject to certain risks and uncertainties that are difficult to predict. Actual results may differ materially from these forward-looking statements because of interest rate fluctuations, a deterioration of economic conditions in the Baltimore/Washington metropolitan area, a downturn in the real estate market, losses from impaired loans, an increase in non-performing assets, potential exposure to environmental laws, federal and state bank laws and regulations, the highly competitive nature of the banking industry, a loss of key personnel, changes in accounting standards and other risks described in this filing and the Company’s other filings with the Securities and Exchange Commission. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of today’s date. Columbia Bancorp undertakes no obligation to update or revise the information contained in this filing whether as a result of new information, future events or circumstances or otherwise. Past results of operations may not be indicative of future results.

COLUMBIA BANCORP
Financial Highlights
(dollars in thousands, except per share data)
(unaudited)

	As of and Six Months Ended June 30,			As of and Three Months Ended June 30,

	2005	2004	% Change	2005	2004	% Change

SUMMARY OF OPERATING RESULTS:
Tax equivalent interest income	$ 36,270	$ 27,211	33.3%	$ 18,953	$ 13,681	38.5%
Interest expense	9,410	5,335	76.4%	5,111	2,755	85.5%
Tax equivalent net
interest income	26,860	21,876	22.8%	13,842	10,926	26.7%
Tax equivalent adjustment	669	548	22.1%	296	273	8.4%
Net interest income	26,191	21,328	22.8%	13,546	10,653	27.2%
Provision for credit losses	810	500	62.0%	560	190	194.7%
Noninterest income	3,408	3,653	(6.7%)	1,777	1,897	(6.3%)
Noninterest expense	16,802	15,077	11.4%	8,767	7,529	16.4%
Income before taxes	11,987	9,404	27.5%	5,996	4,831	24.1%
Income tax provision	4,316	3,310	30.4%	2,154	1,718	25.4%
Net income	7,671	6,094	25.9%	3,842	3,113	23.4%
PER SHARE DATA:
Net income:
Basic	$ 1.10	$ 0.85	29.4%	$ 0.56	$ 0.43	30.2%
Diluted	1.06	0.82	29.3%	0.54	0.42	28.6%
Average number of shares outstanding:
Basic	6,952,835	7,175,939	(3.1%)	6,921,811	7,170,585	(3.5%)
Diluted	7,207,830	7,421,715	(2.9%)	7,173,060	7,404,762	(3.1%)
Book value, at period end	$ 13.17	$ 12.33	6.8%
Tangible book value, at period end	13.17	12.33	6.8%
Cash dividends declared	$ 0.34	$ 0.30	13.3%	$ 0.17	$ 0.15	13.3%
PERIOD END DATA:
Loans, net of unearned income	$1,029,568	$ 900,320	14.4%
Investment securities held-to-maturity and
securities available-for-sale	173,212	122,430	41.5%
Assets	1,284,115	1,126,916	13.9%
Noninterest-bearing deposits	263,834	240,117	9.9%
Interest-bearing deposits	712,657	650,884	9.5%
Total deposits	976,491	891,001	9.6%
Customer funding sources (a)	1,137,342	1,001,524	13.6%
Stockholders’ equity	91,331	88,039	3.7%
PERFORMANCE RATIOS:
Return on average assets	1.26%	1.16%		1.23%	1.16%
Return on average stockholders’ equity	17.11%	13.93%		17.08%	14.07%
Net interest margin	4.49%	4.27%		4.54%	4.18%
Net interest margin (FTE)	4.60%	4.38%		4.64%	4.29%
Efficiency ratio (FTE)(b)	55.51%	59.06%		56.13%	58.71%
CAPITAL RATIOS:
Period-end capital to risk-weighted assets:
Tier 1	9.67%	9.45%
Total	10.81%	10.58%
Period-end tier 1 leverage ratio	8.57%	8.79%
ASSET QUALITY:
Allowance for credit losses to loans, net
of unearned income, at period-end	1.21%	1.25%
Net recoveries (charge-offs)	$ 53	$ (87)	(160.9%)	$ (20)	$ 10	(300.0%)
Annualized net recoveries (charge-offs) to average
loans, net of unearned income	0.01%	(0.02%)		(0.01%)	0.00%
Nonperforming assets:
Nonaccrual loans	$ 1,043	$ 1,095	(4.7%)
Loans 90+ days past due and accruing	128	91	40.7%
Other real estate owned	—	250	na

Total nonperforming assets	$ 1,171	$ 1,436	(18.5%)

Nonperforming and past due loans to total
loans, net of unearned income, at period-end	0.11%	0.13%
Nonperforming assets and past due loans
to total assets, at period-end	0.09%	0.13%

COLUMBIA BANCORP
Financial Highlights
(dollars in thousands, except per share data)
(unaudited)

	As of and Six Months Ended June 30,			As of and Three Months Ended June 30,

	2005	2004	% Change	2005	2004	% Change

NONINTEREST INCOME AND EXPENSE BREAKDOWN:
Noninterest income:
Fees charged for services	$ 1,618	$ 2,055	(21.3%)	$ 824	$ 1,041	(20.8%)
Gains on sales of mortgage
loans, net of costs	749	858	(12.7%)	397	508	(21.9%)
Net loss on other real estate owned	—	(14)	(100.0%)	—	(5)	(100.0%)
Commissions earned on financial
services sales	375	277	35.4%	183	137	33.6%
Other noninterest income	666	477	39.6%	373	216	72.7%

	$ 3,408	$ 3,653	(6.7%)	$ 1,777	$ 1,897	(6.3%)

Noninterest expenses:
Salaries and employee benefits	$ 9,351	$ 7,921	18.1%	$ 5,024	$ 3,888	29.2%
Occupancy	1,936	1,860	4.1%	938	913	2.7%
Equipment	891	1,018	(12.5%)	467	505	(7.5%)
Data processing	889	1,050	(15.3%)	437	532	(17.9%)
Marketing	738	596	23.8%	381	296	28.7%
Professional fees	448	338	32.5%	174	174	0.0%
Postage	219	201	9.0%	96	93	3.2%
Stationery and supplies	221	213	3.8%	110	98	12.2%
Cash management services	231	280	(17.5%)	123	158	(22.2%)
Other noninterest expenses	1,878	1,600	17.4%	1,017	872	16.6%

	$ 16,802	$ 15,077	11.4%	$ 8,767	$ 7,529	16.4%

AVERAGE BALANCES:
Federal funds sold and
interest-bearing deposits (c)	$ 14,203	$ 23,517	(39.6%)	$ 14,296	$ 37,521	(61.9%)
Investment securities held-to-maturity
and securities available-for-sale	168,320	112,788	49.2%	172,833	103,384	67.2%
Loans, net of unearned income	987,645	862,357	14.5%	1,001,922	873,278	14.7%
Loans originated for sale (c)	6,982	6,758	3.3%	8,070	8,320	(3.0%)
Total earning assets	1,177,150	1,005,420	17.1%	1,197,121	1,022,503	17.1%
Total assets	1,227,902	1,052,448	16.7%	1,248,918	1,071,793	16.5%
Interest-bearing deposits:
NOW accounts	86,691	87,612	(1.1%)	87,262	89,308	(2.3%)
Savings and money
market accounts	188,726	194,169	(2.8%)	184,600	194,197	(4.9%)
Time deposits	423,242	331,255	27.8%	441,267	348,394	26.7%
Noninterest-bearing deposits	244,367	206,292	18.5%	246,056	221,033	11.3%
Total deposits	943,026	819,328	15.1%	959,185	852,932	12.5%
Short-term borrowings (c)	154,131	117,267	31.4%	155,492	105,985	46.7%
Long-term borrowings	33,694	20,231	66.5%	36,496	20,462	78.4%
Total interest-bearing
liabilities	886,484	750,534	18.1%	905,117	758,346	19.4%
Stockholders’ equity	90,402	87,960	2.8%	90,215	88,743	1.7%
YIELD ANALYSIS:
Federal funds sold and
interest-bearing deposits	2.43%	0.95%		2.69%	0.96%
Investment securities held-to-maturity and
securities available-for-sale (FTE)	3.87%	4.38%		3.84%	4.45%
Loans, net of unearned income (FTE)	6.66%	5.70%		6.83%	5.68%
Total yield on earning assets (FTE)	6.21%	5.44%		6.35%	5.38%
Interest-bearing deposits
NOW accounts	0.16%	0.14%		0.16%	0.15%
Savings and money market accounts	0.59%	0.37%		0.65%	0.37%
Time deposits	2.87%	2.38%		2.96%	2.39%
Short-term borrowings	2.46%	0.77%		2.66%	0.77%
Long-term borrowings	5.28%	5.34%		5.32%	5.35%
Total cost of interest-bearing liabilities	2.14%	1.43%		2.26%	1.46%

(a)	Deposits plus customer-related short-term borrowings in the form of commercial paper and repurchase agreements.

(b)	The efficiency ratio (FTE) is defined as total noninterest expense as a percentage of net interest income, on a tax-equivalent basis, plus noninterest income.

(c)	Variances reflect significant fluctuations in account balances due to the nature of the accounts.

Certain reclassifications of information previously reported have been madeto conform with current presentation.

COLUMBIA BANCORP
Consolidated Statements of Condition
(dollars in thousands, except per share data)

	June 30, 2005	June 30, 2004	December 31, 2004

	(unaudited)		(audited)
Assets
Cash and due from banks	$ 39,474	$ 38,014	$ 30,012
Interest-bearing deposits with banks	203	207	208
Federal funds sold	15,096	43,547	9,904
Investment securities held-to-maturity	110,156	69,803	116,170
Securities available-for-sale	63,056	52,627	47,980
Residential mortgage loans originated for sale	10,219	7,307	8,698
Loan receivables:
Real estate - development and construction	412,478	314,480	345,375
Commercial	252,881	213,353	226,763
Real estate - mortgage:
Residential	19,003	17,197	17,272
Commercial	147,212	172,233	163,985
Consumer, principally second mortgage loans
and residential equity lines of credit	196,521	182,560	196,198
Other	1,660	707	668

Total loans	1,029,755	900,530	950,261
Less: Unearned income, net of origination costs	(187)	(210)	(91)
Allowance for credit losses	(12,446)	(11,241)	(11,583)

Loans, net	1,017,122	889,079	938,587
Other real estate owned	—	250	—
Property and equipment, net	6,594	6,948	6,647
Prepaid expenses and other assets	22,195	19,134	20,800

Total assets	$ 1,284,115	$ 1,126,916	$ 1,179,006

Liabilities
Deposits:
Noninterest-bearing demand deposits	$ 263,834	$ 240,117	$ 256,132
Interest-bearing deposits	712,657	650,884	656,446

Total deposits	976,491	891,001	912,578
Short-term borrowings	171,798	115,523	135,825
Subordinated debentures	16,496	6,186	10,310
Long-term borrowings	20,000	20,000	20,000
Accrued expenses and other liabilities	7,999	6,167	7,945

Total liabilities	1,192,784	1,038,877	1,086,658

Stockholders’ equity
Common stock, $.01 par value per share; authorized
10,000,000 shares; outstanding 6,932,502,
7,137,692 and 7,114,267 shares, respectively	69	71	71
Additional paid-in capital	39,275	46,626	45,739
Retained earnings	51,738	41,506	46,419
Accumulated other comprehensive income (loss)	249	(164)	119

Total stockholders’ equity	91,331	88,039	92,348

Total liabilities and
stockholders’ equity	$ 1,284,115	$ 1,126,916	$ 1,179,006

Certain reclassifications of information previously reported have been made to conform with current presentation.

COLUMBIA BANCORP
Consolidated Statements of Income
(dollars in thousands, except per share data)

	Six Months Ended June 30,		Three Months Ended June 30,

	2005	2004	2005	2004

	(unaudited)		(unaudited)
Interest income:
Loans	$32,377	$ 24,289	$16,998	$ 12,267
Investment securities	3,053	2,263	1,563	1,051
Federal funds sold and interest-bearing
deposits with banks	171	111	96	90

Total interest income	35,601	26,663	18,657	13,408

Interest expense:
Deposits	6,646	4,346	3,597	2,278
Borrowings	2,764	989	1,514	477

Total interest expense	9,410	5,335	5,111	2,755

Net interest income	26,191	21,328	13,546	10,653
Provision for credit losses	810	500	560	190

Net interest income after
provision for credit losses	25,381	20,828	12,986	10,463

Noninterest income:
Fees charged for services	1,618	2,055	824	1,041
Gains on sales of mortgage loans, net of costs	749	858	397	508
Net loss on other real estate owned	—	(14)	—	(5)
Commissions earned on financial services sales	375	277	183	137
Other	666	477	373	216

Total noninterest income	3,408	3,653	1,777	1,897

Noninterest expense:
Salaries and employee benefits	9,351	7,921	5,024	3,888
Occupancy	1,936	1,860	938	913
Equipment	891	1,018	467	505
Data processing	889	1,050	437	532
Marketing	738	596	381	296
Professional fees	448	338	174	174
Postage	219	201	96	93
Stationery and supplies	221	213	110	98
Cash management services	231	280	123	158
Other	1,878	1,600	1,017	872

Total noninterest expense	16,802	15,077	8,767	7,529

Income before income taxes	11,987	9,404	5,996	4,831
Income tax provision	4,316	3,310	2,154	1,718

Net income	$ 7,671	$ 6,094	$ 3,842	$ 3,113

Per common share data:
Net income: Basic	$ 1.10	$ 0.85	$ 0.56	$ 0.43
Diluted	1.06	0.82	0.54	0.42
Cash dividends declared	$ 0.34	$ 0.30	$ 0.17	$ 0.15

Certain reclassifications of information previously reported have been made to conform with current presentation.

COLUMBIA BANCORP
Reconciliation of GAAP-based Operating Performance Measures
and Core Operating Performance Measures
(dollars in thousands, except per share data)

	Six Months Ended June 30,		Three Months Ended June 30,
	2005	2004	2005	2004
	(unaudited)		(unaudited)
GAAP-based Operating Performance Measures:
Net interest income	$ 26,191	$ 21,328	$ 13,546	$ 10,653
Provision for credit losses	810	500	560	190
Noninterest income	3,408	3,653	1,777	1,897
Noninterest expense	16,802	15,077	8,767	7,529
Income before taxes	11,987	9,404	5,996	4,831
Income tax provision	4,316	3,310	2,154	1,718
Net income	7,671	6,094	3,842	3,113

Return on average assets	1.26%	1.16%	1.23%	1.16%
Return on average equity	17.11%	13.93%	17.08%	14.07%
Net interest margin	4.49%	4.27%	4.54%	4.18%
Efficiency ratio	56.77%	60.35%	57.21%	59.99%

Net income per share - diluted	$ 1.06	$ 0.82	$ 0.54	$ 0.42

Non-GAAP adjustments
Interest income on tax-exempt loans	$ 490	$ 356	$ 207	$ 178
Interest income on tax-exempt securities	179	192	89	95

Total tax equivalent adjustment -
net interest income	$ 669	$ 548	$ 296	$ 273

Core Operating Performance Measures: (a)(b)
Net interest income - tax equivalent	$ 26,860	$ 21,876	$ 13,842	$ 10,926
Tax equivalent adjustment	(669)	(548)	(296)	(273)

Net interest income	26,191	21,328	13,546	10,653
Provision for credit losses	810	500	560	190
Noninterest income	3,408	3,653	1,777	1,897
Noninterest expense	16,802	15,077	8,767	7,529
Income before taxes	11,987	9,404	5,996	4,831
Income tax provision	4,316	3,310	2,154	1,718
Net income	7,671	6,094	3,842	3,113

Return on average assets	1.26%	1.16%	1.23%	1.16%
Return on average equity	17.11%	13.93%	17.08%	14.07%
Net interest margin (FTE)	4.60%	4.38%	4.64%	4.29%
Efficiency ratio (FTE)	55.51%	59.06%	56.13%	58.71%

Net income per share - diluted	$ 1.06	$ 0.82	$ 0.54	$ 0.42

(a)	Core operating performance reflects GAAP-based performance presented on a fully tax-equivalent basis, exclusive of non-recurring items, where applicable. There were no non-recurring items in the periods presented.

(b)	The efficiency ratio (FTE) is defined as total noninterest expense as a percentage of net interest income, on a tax-equivalent basis, plus noninterest income.

Certain reclassifications of information previously reported have been made to conform with current presentation.

COLUMBIA BANCORP
Quarterly Highlights
(dollars in thousands, except per share data)

	2Q05	1Q05
	(unaudited)
SUMMARY OF OPERATING RESULTS:
GAAP-based:
Interest income	$ 18,657	$ 16,944
Interest expense	5,111	4,299
Net interest income	13,546	12,645
Provision for credit losses	560	250
Noninterest income	1,777	1,631
Noninterest expense	8,767	8,035
Income before taxes	5,996	5,991
Income tax provision	2,154	2,162
Net income	3,842	3,829

Based on core operating performance (a):
Tax-equivalent interest income	$ 18,953	$ 17,317
Interest expense	5,111	4,299
Tax-equivalent net interest income	13,842	13,018
Tax-equivalent adjustment	296	373
Net interest income	13,546	12,645
Provision for credit losses	560	250
Noninterest income	1,777	1,631
Noninterest expense	8,767	8,035
Income before taxes	5,996	5,991
Income tax provision	2,154	2,162
Net income	3,842	3,829

PER SHARE DATA:
Net income :
GAAP-based:
Basic	$ 0.56	$ 0.55
Diluted	0.54	0.53
Based on core operating performance (a):
Basic	$ 0.56	$ 0.55
Diluted	0.54	0.53
Average number of shares outstanding:
Basic	6,921,811	6,984,185
Diluted	7,173,060	7,242,967
Book value, at period end	$ 13.17	$ 12.74
Tangible book value, at period end	13.17	12.74
Cash dividends declared	0.17	0.17

PERIOD END DATA:
Loans, net of unearned income	$ 1,029,568	$ 978,941
Investment securities held-to-maturity and
securities available-for-sale	173,212	170,595
Assets	1,284,115	1,240,496
Noninterest-bearing deposits	263,834	248,122
Interest-bearing deposits	712,657	720,503
Total deposits	976,491	968,625
Customer funding sources (b)	1,137,342	1,104,701
Stockholders’ equity	91,331	87,971

COLUMBIA BANCORP
Quarterly Highlights
(dollars in thousands, except per share data)

	2Q05	1Q05
	(unaudited)
PERFORMANCE RATIOS:
GAAP-based:
Return on average assets	1.23%	1.29%
Return on average stockholders’ equity	17.08%	17.14%
Net interest margin	4.54%	4.43%
Efficiency ratio	57.21%	56.28%
Based on core operating performance (a):
Return on average assets	1.23%	1.29%
Return on average stockholders’ equity	17.08%	17.14%
Net interest margin (FTE)	4.64%	4.56%
Efficiency ratio (FTE)	56.13%	54.85%

CAPITAL RATIOS:
Period-end capital to risk-weighted assets:
Tier 1	9.67%	9.62%
Total	10.81%	10.73%
Period-end tier 1 leverage ratio	8.57%	8.62%

ASSET QUALITY:
Allowance for credit losses to loans, net
of unearned income, at period-end	1.21%	1.22%
Net recoveries (charge-offs)	$ (20)	$ 73
Annualized net recoveries (charge-offs) to
average loans, net of unearned income	(0.01%)	0.03%
Nonperforming assets:
Nonaccrual loans	$ 1,043	$ 588
Loans 90+ days past due and accruing	128	128
Other real estate owned	—	—

Total nonperforming assets	$ 1,171	$ 716

Nonperforming and past due loans to total
loans, net of unearned income, at period-end	0.11%	0.07%
Nonperforming assets and past due loans
to total assets, at period-end	0.09%	0.06%

NONINTEREST INCOME AND EXPENSE BREAKDOWN:
Noninterest income:
Fees charged for deposit services	$ 824	$ 794
Gains on sales of mortgage loans, net of costs	397	352
Commissions earned on financial services sales	183	192
Other noninterest income	373	293

Total noninterest income	$ 1,777	$ 1,631

Noninterest expenses:
Salaries and payroll taxes	$ 4,146	$ 3,940
Employee benefits - health and welfare	371	365
Employee benefits - retirement	507	22
Occupancy	938	998
Equipment	467	424
Data processing	437	452
Marketing	381	357
Professional fees	174	274
Postage	96	123
Stationery and supplies	110	111
Cash management services	123	108
Other noninterest expenses	1,017	861

Total noninterest expenses	$ 8,767	$ 8,035

COLUMBIA BANCORP
Quarterly Highlights
(dollars in thousands, except per share data)

	2Q05	1Q05
	(unaudited)
AVERAGE BALANCES:
Federal funds sold and interest bearing deposits	$ 14,296	$ 14,109
Investment securities and securities
available-for-sale	172,833	163,757
Loans, net of unearned income	1,001,922	973,208
Loans originated for sale	8,070	5,883
Total earning assets	1,197,121	1,156,957
Total assets	1,248,918	1,206,651
Interest-bearing deposits:
NOW accounts	87,262	86,113
Savings and money market accounts	184,600	192,899
Time deposits	441,267	405,018
Noninterest-bearing deposits	246,056	242,659
Total deposits	959,185	926,689
Short-term borrowings	155,492	152,754
Long-term borrowings	36,496	30,860
Total interest-bearing liabilities	905,117	867,644
Stockholders’ equity	90,215	90,592

YIELD ANALYSIS:
Federal funds sold and interest bearing deposits	2.69%	2.15%
Investment securities and securities
available-for-sale (FTE)	3.84%	3.91%
Loans, net of unearned income (FTE)	6.83%	6.49%
Total yield on earning assets (FTE)	6.35%	6.07%

Interest-bearing deposits
NOW accounts	0.16%	0.16%
Savings and money market accounts	0.65%	0.52%
Time deposits	2.96%	2.77%
Short-term borrowings	2.66%	2.26%
Long-term borrowings	5.32%	5.23%
Total cost of interest-bearing liabilities	2.26%	2.01%

(a)	Core operating performance reflects GAAP-based performance presented on a fully tax-equivalent basis, exclusive of non-recurring items, where applicable. There were no non-recurring items in the periods presented.

(b)	Deposits plus customer-related short-term borrowings in the form of commercial paper and repurchase agreements.

Certain reclassifications of information previously reported have been made to conform with current presentation.

COLUMBIA BANCORP
Quarterly Highlights
(dollars in thousands, except per share data)

	4Q04	3Q04	2Q04	1Q04
	(unaudited)
SUMMARY OF OPERATING RESULTS:
GAAP-based:
Interest income	$ 16,050	$ 14,833	$ 13,408	$ 13,255
Interest expense	3,497	3,131	2,755	2,580
Net interest income	12,553	11,702	10,653	10,675
Provision for credit losses	36	192	190	310
Noninterest income	1,499	1,738	1,897	1,756
Noninterest expense	8,367	7,693	7,529	7,548
Income before taxes	5,649	5,555	4,831	4,573
Income tax provision	1,976	2,037	1,718	1,592
Net income	3,673	3,518	3,113	2,981

Based on core operating performance (a):
Tax-equivalent interest income	$ 16,376	$ 15,097	$ 13,681	$ 13,529
Interest expense	3,497	3,131	2,755	2,580
Tax-equivalent net interest income	12,879	11,966	10,926	10,949
Tax-equivalent adjustment	326	264	273	274
Net interest income	12,553	11,702	10,653	10,675
Provision for credit losses	36	192	190	310
Noninterest income	1,499	1,738	1,897	1,756
Noninterest expense	8,367	7,693	7,529	7,548
Income before taxes	5,649	5,555	4,831	4,573
Income tax provision	1,976	2,037	1,718	1,592
Net income	3,673	3,518	3,113	2,981

PER SHARE DATA:
Net income :
GAAP-based:
Basic	$ 0.52	$ 0.49	$ 0.43	$ 0.42
Diluted	0.50	0.48	0.42	0.40
Based on core operating performance (a):
Basic	$ 0.52	$ 0.49	0.43	0.42
Diluted	0.50	0.48	0.42	0.40
Average number of shares outstanding:
Basic	7,113,768	7,128,359	7,170,585	7,178,797
Diluted	7,371,541	7,350,901	7,404,762	7,434,701
Book value, at period end	$ 12.98	$ 12.66	$ 12.33	$ 12.23
Tangible book value, at period end	12.98	12.66	12.33	12.23
Cash dividends declared	0.17	0.15	0.15	0.15

PERIOD END DATA:
Loans, net of unearned income	$ 950,170	$ 936,000	$ 900,320	$ 864,753
Investment securities held-to-maturity and
securities available-for-sale	164,150	150,604	122,430	104,211
Assets	1,179,006	1,179,107	1,126,916	1,083,798
Noninterest-bearing deposits	256,132	246,092	240,117	220,700
Interest-bearing deposits	656,446	669,250	650,884	625,311
Total deposits	912,578	915,342	891,001	846,011
Customer funding sources (b)	1,025,403	1,053,771	1,001,524	963,051
Stockholders’ equity	92,348	90,100	88,039	87,934

COLUMBIA BANCORP
Quarterly Highlights
(dollars in thousands, except per share data)

	4Q04	3Q04	2Q04	1Q04
	(unaudited)
PERFORMANCE RATIOS:
GAAP-based:
Return on average assets	1.25%	1.24%	1.16%	1.16%
Return on average stockholders’ equity	15.99%	15.60%	14.07%	13.75%
Net interest margin	4.46%	4.31%	4.18%	4.34%
Efficiency ratio	59.54%	57.24%	59.99%	60.72%
Based on core operating performance (a):
Return on average assets	1.25%	1.24%	1.16%	1.16%
Return on average stockholders’ equity	15.99%	15.60%	14.07%	13.75%
Net interest margin (FTE)	4.57%	4.41%	4.29%	4.46%
Efficiency ratio (FTE)	58.19%	56.14%	58.71%	59.41%

CAPITAL RATIOS:
Period-end capital to risk-weighted assets:
Tier 1	9.74%	9.23%	9.45%	9.04%
Total	10.85%	10.35%	10.58%	10.20%
Period-end tier 1 leverage ratio	8.75%	8.51%	8.79%	8.34%

ASSET QUALITY:
Allowance for credit losses to loans, net
of unearned income, at period-end	1.22%	1.23%	1.25%	1.28%
Net recoveries (charge-offs)	$ 33	$ 81	$ 10	$ (97)
Annualized net recoveries (charge-offs) to
average loans, net of unearned income	0.01%	0.04%	0.00%	(0.05%)
Nonperforming assets:
Nonaccrual loans	$ 614	$ 635	$ 1,095	$ 1,168
Loans 90+ days past due and accruing	31	22	91	69
Other real estate owned	—	—	250	250

Total nonperforming assets	$ 645	$ 657	$ 1,436	$ 1,487

Nonperforming and past due loans to total loans,
net of unearned income, at period-end	0.07%	0.07%	0.13%	0.14%
Nonperforming assets and past due loans
to total assets, at period-end	0.05%	0.06%	0.13%	0.14%

NONINTEREST INCOME AND EXPENSE BREAKDOWN:
Noninterest income:
Fees charged for deposit services	$ 786	$ 920	$ 1,041	$ 1,014
Gains on sales of mortgage loans, net of costs	287	291	508	351
Net income (loss) on other real estate owned	—	73	(5)	(9)
Commissions earned on financial services sales	166	146	137	140
Other noninterest income	260	308	216	260

Total noninterest income	$ 1,499	$ 1,738	$ 1,897	$ 1,756

Noninterest expenses:
Salaries and payroll taxes	$ 4,014	$ 3,738	$ 3,610	$ 3,671
Employee benefits - health and welfare	365	258	245	237
Employee benefits - retirement	486	148	33	125
Occupancy	991	978	913	947
Equipment	426	468	505	513
Data processing	394	525	532	518
Marketing	193	140	296	300
Professional fees	343	264	174	164
Postage	99	79	93	108
Stationery and supplies	157	121	98	115
Cash management services	137	131	158	122
Other noninterest expenses	762	843	872	728

Total noninterest expenses	$ 8,367	$ 7,693	$ 7,529	$ 7,548

COLUMBIA BANCORP
Quarterly Highlights
(dollars in thousands, except per share data)

	4Q04	3Q04	2Q04	1Q04
	(unaudited)
AVERAGE BALANCES:
Federal funds sold and
interest-bearing deposits	$ 15,512	$ 20,056	$ 37,521	$ 9,513
Investment securities and securities
available-for-sale	157,348	140,143	103,384	122,192
Loans, net of unearned income	940,368	914,052	873,278	851,436
Loans originated for sale	7,068	4,738	8,320	5,196
Total earning assets	1,120,296	1,078,989	1,022,503	988,337
Total assets	1,167,536	1,126,923	1,071,793	1,033,102
Interest-bearing deposits:
NOW accounts	87,742	89,532	89,308	85,917
Savings and money market accounts	201,479	208,538	194,197	194,141
Time deposits	364,888	361,653	348,394	314,116
Noninterest-bearing deposits	245,886	228,429	221,033	191,551
Total deposits	899,995	888,152	852,932	785,725
Short-term borrowings	139,635	118,077	105,985	128,547
Long-term borrowings	26,231	26,186	20,462	20,000
Total interest-bearing liabilities	819,975	803,986	758,346	742,721
Stockholders’ equity	91,367	89,730	88,743	87,180

YIELD ANALYSIS:
Federal funds sold and
interest-bearing deposits	1.59%	1.29%	0.96%	0.89%
Investment securities and securities
available-for-sale (FTE)	3.92%	4.07%	4.45%	4.30%
Loans, net of unearned income (FTE)	6.20%	5.89%	5.68%	5.71%
Total yield on earning assets (FTE)	5.81%	5.57%	5.38%	5.49%

Interest-bearing deposits
NOW accounts	0.16%	0.15%	0.15%	0.13%
Savings and money market accounts	0.47%	0.41%	0.37%	0.36%
Time deposits	2.48%	2.42%	2.39%	2.39%
Short-term borrowings	1.74%	1.17%	0.77%	0.77%
Long-term borrowings	5.22%	5.09%	5.35%	5.36%
Total cost of interest-bearing liabilities	1.70%	1.55%	1.46%	1.40%

(a)	Core operating performance reflects GAAP-based performance presented on a fully tax-equivalent basis, exclusive of non-recurring items, where applicable. There were no non-recurring items in the periods presented.

(b)	Deposits plus customer-related short-term borrowings in the form of commercial paper and repurchase agreements.

Certain reclassifications of information previously reported have been made to conform with current presentation.